LOOMIS SAYLES INTERNATIONAL BOND FUND

Supplement dated November 21, 2008, to the Natixis Income Funds Class A, B and C Prospectus and Natixis Income Funds Class Y Prospectus, each dated February 1, 2008, as may be revised or supplemented from time to time.

This supplement replaces the supplement dated September 12, 2008.

Effective immediately, the following text is added to the sub-section “Principal Investment Risks” under the section “Goals, Strategies & Risks” with respect to Loomis Sayles International Bond Fund:

Non-diversification risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

LOOMIS SAYLES MID CAP GROWTH FUND

(the “Fund”)

Supplement dated November 21, 2008, to the Loomis Sayles Retail Equity Funds prospectus (the “Prospectus”), dated February 1, 2008, as may be revised or supplemented from time to time.

At a meeting held on November 21, 2008, the Board of Trustees of Loomis Sayles Funds II approved share Class changes for the Fund, effective February 1, 2009. On such date, Retail Class shares of the Fund will be redesignated as Class A shares of the Fund and Institutional Class shares of the Fund will be redesignated as Class Y shares of the Fund. Expenses relating to these classes of shares (including expenses relating to distribution arrangements) will not change as a result of the redesignations. Although purchases of Class A shares will generally be subject to a front-end sales charge, Retail Class shareholders of the Fund whose shares are redesignated as Class A shares will be eligible to purchase, without a front-end sales charge, additional Class A shares of any series of Natixis Funds that offers Class A shares. Retail Class and Institutional Class shares will be available for purchase through the Prospectus until the date of such redesignations. Shareholders will receive a revised prospectus relating to the redesignated Classes (the “Revised Prospectus”) on or about the redesignation date.